Result for the Year - Corporate and Deferred Tax - Income Tax (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024		Dec. 31, 2023
Results for the Year [Abstract]
Current tax on profit	$ 256	$ 261		$ 189
Adjustment to deferred tax	(63)	14		(9)
Net increase (decrease) of unrecognized deferred tax assets for the year	51	(84)		6
Effect of exchange rate adjustment	(3)	2		0
Total tax for the period in the income statement	$ 241	$ 193	[1]	$ 186	[1]

[1]	Genmab changed its presentation currency from DKK to USD effective January 1, 2025. Accordingly, Management has translated the consolidated financial statements and related notes into USD for all periods presented. Additionally, certain reclassifications have been made between financial income and financial expenses for all periods presented. Refer to Note 1.1 and Note 1.4, respectively, for more information.